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                      SECURITIES AND EXCHANGE COMMISSION


                             Washington, DC 20549



                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported):
                    February 12, 1999 (February 11, 1999)



                             KUHLMAN CORPORATION
              (Exact Name of Registrant as Specified in Charter)



        Delaware                        1-7695                   58-2058047
(State or other Jurisdiction    (Commission File Number)    (IRS Employer
 of Incorporation)                                           Identification No.)



            3 SKIDAWAY VILLAGE SQUARE, SAVANNAH, GEORGIA         31411
               (Address of Principal Executive Office)         (Zip Code)


      Registrant's telephone number, including area code: (912)598-7809


                                NOT APPLICABLE
        (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.         OTHER EVENTS.

        On February 11, 1999, Kuhlman Corporation, a Delaware corporation ("Kuhlman"), issued a press release announcing its earnings and operating results for the fourth quarter and fiscal year ended December 31, 1998. Kuhlman's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        Certain statements contained in this report, which can be identified by the use of forward-looking terminology such as "proposed" and "will", or the negative thereof or other variations thereon or comparable terminology, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These statements should be considered as subject to the many risks and uncertainties that exist in the Company's operations and business environment.

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

                99.1  Press Release, dated February 11, 1999, issued by Kuhlman







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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                KUHLMAN CORPORATION
                                                (Registrant)


                                                By: /s/ Robert S. Jepson, Jr.
                                                    ----------------------------
                                                    Robert S. Jepson, Jr.
                                                    Chairman of the Board and
                                                    Chief Executive Officer

Dated: February 12, 1999






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                                EXHIBIT INDEX




EXHIBIT NO.                      DESCRIPTION
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   99.1       Press Release, dated February 11, 1999, issued by Kuhlman

















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